INVESCO BOND FUNDS, INC. (FEBRUARY 15, 2000)
        INVESCO COMBINATION STOCK & BOND FUNDS, INC. (DECEMBER 31, 1999)
              INVESCO INTERNATIONAL FUNDS, INC. (FEBRUARY 15, 2000)
               INVECO MONEY MARKET FUNDS, INC. (FEBRUARY 15, 2000)
                   INVESCO SECTOR FUNDS, INC. (JULY 31, 2000)
                    INVESCO STOCK FUNDS, INC. (MAY 19, 2000)
           INVESCO TREASURER'S SERIES FUNDS, INC. (SEPTEMBER 30, 1999)
            INVESCO VARIABLE INVESTMENT FUNDS, INC. (APRIL 30, 2000)


               Supplement to Statements of Additional Information


The section of the Statement of Additional Information entitled "Investment Restrictions" is amended to add the following sentence to the end of the fourth paragraph.

     With respect to a Fund that is not a money market fund, securities issued or guaranteed by a bank or subject to financial guaranty insurance are not subject to the limitations set forth in the preceding sentence.


The date of this Supplement is August 25, 2000.